REAL ESTATE CONTRACT

         THIS REAL ESTATE CONTRACT (this "Contract") is entered into this _____ day of June, 2001, by and among American Physicians Service Group, Inc., a Texas corporation ("APSG"), and APS Realty, Inc., a Delaware corporation ("APSR") (collectively, "Sellers" and individually, "Seller") and Prime Medical Management, Inc., a Nevada corporation ("Buyer"), who, for good and valuable consideration, agree as follows:

         1.       SALE;  PROPERTY.  Each Seller agrees to sell and convey its
                  ---------------
respective interests in, and Buyer agrees to purchase and pay for, the following described property, all of which is referred to in this Contract as "Property":

                  (a) Land. The tract of land described as follows: Being the units in the Capital View Center Condominiums located in Travis County, Texas, and more fully described in the Exhibit "A" attached hereto and made a part hereof.

                  (b) Appurtenances. All of Seller's rights and appurtenances to the Land, including, without limitation, any right, title and interest of Seller in and to any and all easements and adjacent streets, waterways, roads, alleys or rights-of-way, open or proposed, and all rights, titles and interests of Seller in and to any reversionary rights, if any, attributable or appurtenant to the Land.

                  (c) Improvements.  Any and all buildings, structures,
                      ------------
fixtures or other improvements located on the Land.

                  (d) Property Condition. At Closing, Seller will convey and deliver its Property to Buyer in its then existing, as is, where is, condition. Seller shall not be required to make any alterations, additions or improvements to its Property. Except as otherwise provided herein, Seller makes no representations or warranties as to its Property or any information delivered by Seller to Buyer in connection with its Property.

         2.       PURCHASE  PRICE.  Subject to the conditions of this Contract,
                  ---------------
Buyer agrees to pay the following purchase price in the following manner at Closing (as hereinafter defined):

                  (a) Purchase  Price.  Buyer agrees to pay the purchase price
                      ----------------
of Six Million Seventy-Five Thousand and No/100 Dollars ($6,075,000.00) for the Property. This amount shall be allocated as follows:
$__________ to APSG for its Property and $__________ to APSR for its Property.

                  (b) Cash  Payment.  The total amount of the Purchase Price
                      -------------
shall be paid in cash at the Closing.

         3. EARNEST MONEY. Within two (2) business days after the Effective Date (as hereinafter defined), Buyer agrees to deliver as earnest money the sum of One Hundred and No/100 Dollars ($100.00) (the "Earnest Money") to be held in escrow by Texas American Title Company of Austin (the "Title Company") as escrow agent whose address is 811 Barton Springs Road, Suite 111, Austin, Texas 78704. If requested by Buyer, Title Company is authorized to place the Earnest Money in an interest bearing account at a financial institution whose accounts are insured by an agency of the federal government, and the interest earned on such funds shall be paid or credited to the party entitled to receive the Earnest Money under the terms of this Contract. All references in this Contract to the term "Escrow Money" shall be understood to mean the above-referenced cash Escrow Money deposit and the proceeds therefrom. If Buyer defaults under this Contract and Sellers are not in default, Sellers shall be entitled to receive on a prorata basis the Earnest Money as liquidated damages as provided in this Contract. If a Seller defaults under this Contract, or if any of Buyer's conditions to Closing are not satisfied, Buyer shall be entitled to receive a return of the Earnest Money as provided in this Contract. In the event of any dispute between a Seller and Buyer concerning disbursement of the Earnest Money, the Title Company shall be authorized to file an interpleader suit in the District Court of the county in which the Property is located, and the disposition of such funds shall be determined in accordance with such proceeding, and the Title Company shall be released of all further liability with respect to such Earnest Money.

         4.       TITLE COMMITMENT.
                  ----------------

                  (a) Title Commitment. Buyer, if requested by Buyer's lender, at Buyer's sole cost and expense, shall obtain a commitment for an owner's policy of title insurance ("Title Commitment") in the amount of the Purchase Price from Title Company. Buyer shall notify Sellers in writing of those items shown in the Title Commitment which Buyer finds objectionable ("Title Objections"). Each Seller may, but shall have no obligation to correct or remove the Title Objections specific to its Property. If the Title Objections are not corrected or deleted to Buyer's satisfaction prior to closing, then Buyer may either:

                           (1)      Terminate this Contract by written notice to
Sellers and Title Company, in which event the Title Company shall refund the Escrow Deposit to Buyer, and all parties shall be released from all further obligations under this Contract; and/or

                           (2)      Waive all or any of the Title Objections
and close the transaction with no reduction in the Purchase Price.

                  (b) Permitted  Exceptions.  The standard printed exceptions
                      ---------------------
on a TLTA Form-1, all other exceptions appearing on the Title Commitment which are not Title Objections or Title Objections waived by Buyer shall be "Permitted Exceptions."

         5.       SELLERS'  REPRESENTATIONS.  With respect to itself and its
                  -------------------------
respective Property, each Seller represents to Buyer as follows:

                  (a) Seller's Authority. The person signing this Contract on behalf of Seller has the full right, power, and authority to enter into this Contract as Seller, and to carry out Seller's obligations, including the conveyance of its Property to Buyer as provided in this Contract, without the joinder of any other person.

                  (b) Compliance  With  Regulations. Seller has not received any
                      -----------------------------
written notice that its Property violates any restrictive covenant, or any city, county, state or federal regulation, ordinance or statute.

                  (c) Mechanic's Liens. As of the Closing, there will be no unpaid bills for labor or materials furnished to Seller in connection with its Property that could cause a mechanic's or materialmen's lien to be filed against its Property.

                  (d) Condemnation. To the current actual knowledge of Seller, there is no pending condemnation or similar proceeding affecting its Property, nor has Seller any current actual knowledge that any such action is presently threatened or contemplated.

         The representations of each Seller set forth in this Section are made as of the date hereof. Each Seller makes no representation that there will be no change in any of the representations of Seller set forth herein prior to Closing; however, each Seller agrees that it will not take any action to cause a breach of any of its representations. The representations of each Seller set forth herein shall not survive the Closing, but shall merge therein.

         6.       CLOSING.
                  -------

                  (a) Date and Place. The consummation of the sale and purchase of the Property contemplated by this Contract (the "Closing") shall occur on or before June 30, 2001 (the "Closing Date"). The exact date shall be specified in a written notice from Buyer to Sellers. The Closing shall occur in the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 816 Congress Avenue, Suite 1900, Austin, Texas 78701.

                  (b)      Sellers'  Obligations  At Closing.  At the Closing,
                           ---------------------------------
each Seller, at its sole cost and expense, shall deliver, or cause to be delivered, to Buyer the following with respect to its own Property:

                           (1)      Special  Warranty  Deed.  Seller shall
                                    -----------------------
execute and deliver to the Title Company for recording a Special Warranty Deed, fully executed and acknowledged by Seller, conveying indefeasible fee simple title to the Property, subject only to the Permitted Exceptions.

                           (2)      Other  Instruments.  Seller shall execute
                                    ------------------
and deliver such other documents as are customarily executed in Texas in connection with the conveyance of real property, including all required closing statements, releases, affidavits, evidences of authority to execute the documents, and any other instruments that may be required by the Title Company.

                           (3)      Possession.  Seller shall deliver possession
                                    ----------
of the Property to Buyer at Closing.

                           (4)      Roll-back  Taxes.  If the Property has been
                                    ----------------
assessed as "open space" or "agricultural" land, Buyer agrees to pay all subsequent ad valorem tax assessments and penalties for any period prior to the Closing due to any change in ownership or usage of the Property. The foregoing provisions shall survive termination of this Contract.

                           (5)      Foreign  Investment  In Real  Property Tax
                                    ------------------------------------------
Act  Requirements.  Seller and Buyer agree to comply with all requirements of
------------------
the Foreign Investment In Real Property Tax Act, as amended, and applicable IRS Regulations ("FIRPTA"). If Seller is not a "foreign person" as defined in FIRPTA, this requirement includes the delivery of a Certificate at Closing verifying that Seller is not a foreign person. If Seller is a foreign person or if Seller fails to deliver the required Certificate, Seller acknowledges that a portion of the Purchase Price that would otherwise be paid to Seller at the Closing must be withheld in order to comply with the FIRPTA requirements.

                  (c)      Buyer's Obligations At Closing.
                           ------------------------------

                           (1)      Conditions   For   Closing. Buyer shall not
                                    --------------------------
be obligated to close this transaction until all of the requirements and conditions for the Closing have been performed as required herein. At Buyer's option, any of such conditions that are unsatisfied at the time of Closing may be waived by Buyer.

                           (2)      Payment of Purchase Price.  At the Closing,
                                    -------------------------
Buyer shall pay the Purchase Price in cash.

                  (d)      Closing  Costs.  Each Seller, in their prorata
                           --------------
portions, and Buyer agree to pay the following costs at the Closing:

                           (1) Paid By Seller. Seller agrees to pay (according to its prorata portion) the cost of preparing the Special Warranty Deed; the premium for the Owner"s Title Policy, if required; the cost of preparing and recording any releases and other documents necessary to convey the Property in accordance with this Contract; one-half (1/2) of any escrow or closing fee charged by the Title Company; and any other similar closing costs customarily paid by a seller of real property.

                           (2) Paid By Buyer. Buyer agrees to pay the recording fees for the Special Warranty Deed; one-half (1/2) of any escrow or closing fee charged by the Title Company; the lender's fees and charges, the premium for the Mortgagee's Title Policy, if required, and any other similar closing costs customarily paid by a Buyer of real property.

                  (e) Prorations. All ad valorem taxes relating to the Property for the year of the Closing shall be prorated as of the date of Closing among Sellers, as to their respective Property, and Buyer. If the amount of taxes for that year are not known at the time of Closing, the prorations shall be based on the taxes for the year prior to Closing.

         7.       DEFAULTS AND REMEDIES.
                  ---------------------

                  (a) Buyer's Default and Seller's Remedies. Buyer shall be deemed to be in default under this Contract if all of Buyer's conditions to Closing have been satisfied and Buyer fails or refuses to perform Buyer's obligations at Closing for any reason other than a default by a Seller or termination by Buyer under some provision of this Contract. If Buyer is deemed to be in default under this Contract, either Seller may, at its sole option, do any one or more of the following: (i) terminate this Contract by written notice delivered to Buyer on or before the date of Closing; (ii) enforce specific performance of this Contract against Buyer; (iii) exercise any other right or remedy each Seller may have at law or in equity by reason of such default, including recovery of any damages suffered by such Seller because of the default by Buyer.

                  (b) Sellers' Defaults and Buyer's Remedies. A Seller shall be deemed to be in default under this Contract on the occurrence of any of one or more of the following events: (i) any of a Seller's warranties or representations set forth in this Contract is or becomes untrue at anytime on or before the Closing; or (ii) a Seller fails to meet, comply with or perform any covenant, agreement or obligation within the time limits and in the manner required in this Contract. If a Seller is deemed to be in default under this Contract, Buyer may, at Buyer's sole option, do any one or more of the following: (i) terminate this Contract by written notice delivered to Sellers on or before the date of Closing; or (ii) enforce specific performance of this Contract against the defaulting Seller.

                  (c) Attorney's Fees. If any party to this Contract defaults in the performance required hereunder, and the non-defaulting party employs an attorney to enforce the terms hereof, such non-defaulting party shall be entitled to reasonable attorney's fees from the defaulting party if such non-defaulting party prevails in any litigation to enforce this Contract.

         8.       COMMISSION.
                  ----------

                  (a) Indemnity. SELLERS AND BUYER EACH WARRANT AND REPRESENT TO THE OTHERS THAT NONE OF THEM HAS DEALT WITH ANY AGENT OR BROKER IN CONNECTION WITH THE SALE AND PURCHASE OF THE PROPERTY, AND SELLERS AND BUYER EACH AGREE TO INDEMNIFY AND HOLD THE OTHER PARTIES HARMLESS FROM ANY LOSS, LIABILITY, OR EXPENSE SUFFERED BY ANOTHER PARTY BY REASON OF A BREACH OF SUCH WARRANTY AND REPRESENTATION. THE FOREGOING INDEMNITY SHALL SURVIVE TERMINATION OF THIS CONTRACT.

                  (b) Notice. Buyer is hereby advised by Sellers that Buyer should have the abstract covering the Property examined by an attorney of the Buyer's own selection, or that such Buyer should be furnished with or obtain a policy of title insurance, and by signing this Contract Buyer acknowledges receipt of this notice.

         9. NOTICE. All notices, demands and requests which may be given or which are required to be given by any party to the other parties, and any exercise of a right of termination provided by this Contract, shall be in writing and shall be deemed effective when: (i) personally delivered to the intended recipient; (ii) sent, by certified or registered mail, return receipt requested, addressed to the intended recipient at the address specified below;
(iii) delivered in person to the address set forth below for the party to whom the notice was given; (iv) deposited into the custody of a recognized overnight delivery service, addressed to such party at the address specified below; or (v) sent by facsimile, provided that receipt for such facsimile is verified by the sender and followed by a notice sent in accordance with one of the other provisions set forth above. For purposes of this Section 9, the addresses of the parties for all notices are as follows (unless changed by similar notice in writing given by the particular person whose address is to be changed):

         If to a Seller:            American Physicians Service Group, Inc.
                                    1301 Capital of Texas Highway
                                    Suite C-300
                                    Austin, Texas  78746
                                    Attention:  Cheryl Williams
                                    Phone No.  (512) 314-4506
                                    Fax No.  (512) 328-8510

                                    APS Realty, Inc.
                                    1301 Capital of Texas Highway
                                    Suite C-300
                                    Austin, Texas  78746
                                    Attention:  Cheryl Williams
                                    Phone No.  (512) 314-4506
                                    Fax No.  (512) 328-8510

If to Buyer:                        Prime Medical Management, Inc.
                                    1301 Capital of Texas Highway
                                    Suite C-300
                                    Austin, Texas  78746
                                    Attention:  Cheryl Williams
                                    Phone No.  (512) 314-4506
                                    Fax No.  (512) 328-8510

If to Title Company:                Texas American Title Company of Austin
                                    811 Barton Springs Road, Suite 111
                                    Austin, Texas  78704
                                    Attention:  Ronald L. Burns
                                    Phone No.  (512) 479-7887
                                    Fax No.  (512) 479-7977

         11.      MISCELLANEOUS.

                  (a) Assignment  of Contract.  This  Contract may not be
                      -----------------------
assigned by Buyer without the prior, written consent of Sellers, such consent not to be unreasonably withheld.

                  (b) Survival of Covenants. Any of the representations, warranties, covenants and agreements of the parties, as well as any rights and benefits of the parties, pertaining to a period of time following the Closing shall survive the Closing and shall not be merged therein.

                  (c) Texas Law to Apply.  THIS CONTRACT SHALL BE CONSTRUED
                      ------------------
UNDER AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, AND ALL OBLIGATIONS OF THE PARTIES CREATED BY THE CONTRACT ARE PERFORMABLE IN TRAVIS COUNTY.

                  (d) Parties  Bound.  This Contract shall be binding upon and
                      --------------
inure to the benefit of the parties to this Contract and their respective heirs, executors, administrators, legal representatives, successors and assigns.

                  (e) Legal Construction. In case any one or more of the provisions contained in this Contract shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of the Contract, and this Contract shall be construed as if such invalid, illegal, or unenforceable provision had never been contained in the Contract.

                  (f) Prior Agreements  Superseded.  This Contract constitutes
                      ----------------------------
the sole and only agreement of the parties to the Contract and supersedes any prior understandings or written or oral agreements between the parties concerning the purchase of the Property.

                  (g) Time of Essence.  Time is of the essence of this Contract.
                      ---------------

                  (h) Gender. Words of any gender used in this Contract shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

                  (i) Multiple Counterparts. This Contract may be executed in a number of identical counterparts which, taken together, shall constitute collectively one (1) agreement; but in making proof of this Contract, it shall not be necessary to produce or account for more than one such counterpart.

                  (j) Days and Deadlines. As used in this Contract, "days" shall mean and refer to calendar days. However, if a deadline falls or notice is required on a Saturday, Sunday or a legal banking holiday, then the deadline or notice shall be extended to the next calendar day which is not a Saturday, Sunday or a legal banking holiday.

                  (k) Effective  Date.  The Effective Date of this Contract
                      ---------------
shall be the date of the last party (Buyer or Sellers) to sign.

         EXECUTED by Sellers on June ____, 2001.

             SELLERS:

                 AMERICAN PHYSICIANS SERVICE GROUP, INC., a Texas corporation


                 By:
                    -----------------------------------------------------------
                 Name:
                      ---------------------------------------------------------
                 Title:
                       --------------------------------------------------------

                 APS REALTY, INC., a Delaware corporation


                 By:
                    -----------------------------------------------------------
                 Name:
                      ---------------------------------------------------------
                 Title:
                       --------------------------------------------------------

         EXECUTED by Buyer June _____, 2001.

             BUYER:

                 PRIME MEDICAL MANAGEMENT, INC., a Nevada corporation


                 By:
                    -----------------------------------------------------------
                 Name:
                      ---------------------------------------------------------
                 Title:
                      --------------------------------------------------------

                           RECEIPT AND ACKNOWLEDGMENT

         The undersigned Title Company hereby acknowledges receipt of the Earnest Money and a copy of this Contract, and agrees to hold and dispose of the Earnest Money in accordance with the provisions of this Contract.

                  TITLE COMPANY:

                  TEXAS AMERICAN TITLE COMPANY OF AUSTIN



                  By:
                     -----------------------------------------------------------
                  Name:
                       ---------------------------------------------------------
                  Title:
                        --------------------------------------------------------


                  Date:   June _____, 2001

043860.0000  AUSTIN  235397 v1                           A-2

                                    Exhibit A
                                Legal Description

APSG Land:
---------

The Units described below, together with the appurtenant interests in Common Elements as described below of the Capital View Center Condominiums (formerly known as the Barnes/Connally Center Condominiums), a condominium project in Travis County, Texas, established pursuant to the Enabling Declaration and Master Deed for the Establishment of a Condominium Regime for the Barnes/Connally Center Condominiums, Travis County, Texas, dated December 12, 1983, recorded on December 16, 1983, in Book 8374, Pages 161 through 211 of the Travis County Real Estate Records, Travis County, Texas, as amended by the First Amendment to the Enabling Declaration and Master Deed for the Establishment of a Condominium Regime for the Barnes/Connally Center Condominiums dated November 10, 1987, recorded on February 1, 1988, in Book 10569, Pages 483 and 484 of the Travis County Real Estate Records, Travis County, Texas, as further amended by the Second Amendment to the Enabling Declaration and Master Deed for the Establishment of a Condominium Regime for the Capital View Center Condominiums to Provide for the Reconfiguration of Units 2-A-2, 3-A-2, 4-A-2, and 5-A-2, dated March 1, 1991, recorded on March 15, 1991, in Book 11394, Pages 683 through 687 of the Travis County Real Estate Records, Travis County, Texas, as further amended by the Third Amendment to the Enabling Declaration and Master Deed for the Establishment of a Condominium Regime for the Capital View Center Condominiums to Provide for the Reconfiguration of Unit 1-A-2 dated April 6, 1995, recorded on April 14, 1995 in Book 12416, Pages 328 through 346 of the Travis County Real Estate Records, Travis County, Texas, located on a parcel of land being all of Barnes and Connally Subdivision, as recorded in Book 82, Pages 346 and 347 of the Travis County Plat Records, Travis County, Texas:


Unit Number Building  Square Feet  % of Appurtenant Interests in Common Elements
----------- --------  -----------  ---------------------------------------------

    1B2        B          6115                        6.4802
    2B2        B          5672                        6.0108

APSR Land:
---------

The Units described below, together with the appurtenant interests in Common Elements as described below of the Capital View Center Condominiums (formerly known as the Barnes/Connally Center Condominiums), a condominium project in Travis County, Texas, established pursuant to the Enabling Declaration and Master Deed for the Establishment of a Condominium Regime for the Barnes/Connally Center Condominiums, Travis County, Texas, dated December 12, 1983, recorded on December 16, 1983, in Book 8374, Pages 161 through 211 of the Travis County Real Estate Records, Travis County, Texas, as amended by the First Amendment to the Enabling Declaration and Master Deed for the Establishment of a Condominium Regime for the Barnes/Connally Center Condominiums dated November 10, 1987, recorded on February 1, 1988, in Book 10569, Pages 483 and 484 of the Travis County Real Estate Records, Travis County, Texas, as further amended by the Second Amendment to the Enabling Declaration and Master Deed for the Establishment of a Condominium Regime for the Capital View Center Condominiums to Provide for the Reconfiguration of Units 2-A-2, 3-A-2, 4-A-2, and 5-A-2, dated March 1, 1991, recorded on March 15, 1991, in Book 11394, Pages 683 through 687 of the Travis County Real Estate Records, Travis County, Texas, as further amended by the Third Amendment to the Enabling Declaration and Master Deed for the Establishment of a Condominium Regime for the Capital View Center Condominiums to Provide for the Reconfiguration of Unit 1-A-2 dated April 6, 1995, recorded on April 14, 1995 in Book 12416, Pages 328 through 346 of the Travis County Real Estate Records, Travis County, Texas, located on a parcel of land being all of Barnes and Connally Subdivision, as recorded in Book 82, Pages 346 and 347 of the Travis County Plat Records, Travis County, Texas:

Unit Number Building  Square Feet  % of Appurtenant Interests in Common Elements
----------- --------  -----------  ---------------------------------------------

    1C1        C          2459                         2.6059
    2C1        C          1941                         2.0569
    3C1        C          4938                         5.2329
    1C2        C         11056                        11.7163
    1C3        C         11056                        11.7163